The
Florida Insured
Municipal 2008
Term Trust

Annual Report
December 31, 2001

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

ANNUAL REPORT TO SHAREHOLDERS

REPORT OF INVESTMENT ADVISOR

January 31, 2002

Dear Shareholder:

     Economic activity slowed significantly during the year, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline by injecting fear and further uncertainty into an already weak economy. In response to the dramatic slowdown in the U.S. economy, the Federal Reserve Board aggressively lowered interest rates over the year. The Federal Open Market Committee (“FOMC”) cut interest rates eleven times in 2001 reducing interest rates by 4.75%, bringing the current Federal Funds rate to 1.75%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the domestic fixed income market posted positive returns over the year. As short-term interest rates declined faster than long-term interest rates over the year, the yield curve reached historically steep levels, making it a very attractive environment for leveraged bond funds. Because these funds borrow at short-term rates and invest in longer-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, economic indicators continue to suggest that inflation should remain benign, which should support high-quality fixed income securities, especially those with longer maturities.

     While still relatively weak, economic activity in the second half of the fourth quarter started to recover, leading many consumers and investors to be hopeful of a V-shaped economic recovery. While we concur that some level of recovery is underway, we are more cautious than the consensus with regard to the magnitude and timing of the recovery. Our view is that any recovery this year will be moderate, as corporate profits will remain under pressure as a result of lower capital spending, excess capacity and lack of pricing power. Continued pressure on profits will likely lead to additional job cuts, which will create an even more difficult environment for consumers, given their already high level of debt. Given our outlook, we expect a period of prolonged lower interest rates and have positioned the portfolios to take advantage of these low rates. These low short-term rates, coupled with little movement on the long end of the municipal yield curve over the year, have the yield curve at its steepest levels in a decade. As such, we find longer maturities between the 15-year and 20-year part of the curve the most attractive as we can use these maturities to best take advantage of the steepness of the curve. In addition, we expect higher quality and higher coupon securities to perform well as retail investors continue to spark demand for these products in 2002 as they did in 2001.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust’s managers in addition to the Trust’s audited financial statements and a listing of the Portfolio’s holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

Laurence D. Fink	Ralph L. Schlosstein
Chairman	President

     January 31, 2002

Dear Shareholder:

    We are pleased to present the audited annual report for The BlackRock Florida Insured Municipal 2008 Term Trust (the “Trust”) for the fiscal year ended December 31, 2001. We would like to take this opportunity to review the Trust’s stock price and net asset value (NAV) change, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a non-diversified actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol “BRF”. The Trust’s investment objectives are to provide current income exempt from regular Federal income tax and Florida intangible personal property tax and return $15 per share (an amount equal to the Trust’s initial public offering price) to investors on or about December 31, 2008. The Trust seeks to achieve these objectives by investing in high credit quality (“AAA” or insured to “AAA”) Florida tax-exempt general obligation and revenue bonds issued by city, county, state municipalities and U.S. Territories.

The table below summarizes the changes in the Trust’s share price and net asset value:

	12/31/01	12/31/00	Change	High	Low

Share Price	$15.40	$14.00	10.00%	$15.45	$14.375

Net Asset Value (NAV)	$16.01	$15.84	1.07%	$16.40	$15.87

The Fixed Income Markets

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11 our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board’s consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, “The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further dampened. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate.” During the year ended December 31, 2001 the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.75% bringing the current Fed Funds rate to 1.75%.

     Over the course of the year, the Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. Treasury yields on the short-end of the yield curve, as measured by the 2-year Treasury, fell sharply from 5.09% on December 31, 2000 to 3.02% on December 31, 2001. During the same period, however, yields on longer-term bonds remained relatively unchanged with 10-year Treasuries decreasing 6 basis points and 30-year Treasuries increasing 1 basis point. Despite longer-term yields remaining relatively unchanged, there was an increase in volatility in the marketplace due to anticipated Fed easing and increased supply. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government does “not need the 30-year bond to meet [its] current financing needs.” On the news that the Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points.

     For the annual period ended December 31, 2001, municipal bonds slightly underperformed the taxable domestic bond market on a tax-adjusted basis, returning 8.36% (as measured by the Lehman Municipal Index at a tax bracket of 38.6%) versus the Lehman Aggregate Index’s 8.44%. Strong demand for municipals due to turmoil in the equity markets and diversification into fixed income securities was met by $286 billion worth of new issuance, a 44% increase from last year. For the upcoming year, we anticipate new issue supply to continue at 2001's pace as municipalities have increasing financing needs due to decreasing revenues and higher demand for expenditures due to the slowdown in the U.S. economy.

     The State of Florida’s historic strong financial position reflects prudent fiscal management combined with a solid and diversifying economy. During the recent economic expansion, Florida built up its budget stabilization fund to nearly $1 billion, which provides additional security to the State and its bondholders. Today management is being challenged as FY 2002 budgeted revenue increases have become revenue shortfalls as of September, mirroring the recession impacting the U.S. economy. Specifically, the sharp decline in tourism has significantly impacted Florida’s revenues. Sales tax receipts are the Florida General Fund’s major revenue source (77%) and much of this income is generated by tourists. The State’s revised FY 2002 budget expects sales tax collections to come in nearly $1.3 billion below the original estimate. The State’s Legislature has convened twice to reduce spending and balance the budget. Florida residents’ needs for Medicaid and education continue to grow, adding further pressure to the FY 2003 budget, which is being lowered. The State’s policy is to maintain a manageable debt burden while continuing to use bonds to meet capital expenses.

     Florida’s population has increased at a 1.8% average annual rate since 1990, compared to the 1% rate for the U.S., to over 16 million residents. Although economists anticipate slower future growth, the population expansion is expected to continue to exceed that of the nation. Job creation has expanded at a 2% average annual rate over the past decade but slowed to 1% this past year. December’s 5.7% unemployment rate is at the highest level since February 1995. Trade and services are the major employment sectors and account for 59% of the State’s total non-agrarian employment. Manufacturing jobs declined 2.5% in 2001 and account for only 6.04% of Florida’s jobs, approximately one half the national proportion. The construction industry is becoming less important as the State’s economy diversifies. The September 11 terrorism attacks have caused declines in air traffic and tourism, including the hotel industry, amusement and recreation activities, and have a significantly impacted Florida’s heavily tourist dependent economy.

The Trust’s Portfolio and Investment Strategy

     The Trust’s portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock’s investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust’s portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, as it did in 2001, as well as reduce its income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the year, the Trust’s leverage amount was 37% of total assets.

The following chart shows the Trust’s asset composition:

	Sector Breakdown

Sector	December 31, 2001	December 31, 2000

Tax Revenue	26%	26%

Education	24%	24%

Water & Sewer	15%	16%

Hospital	11%	11%

Utility/Power	11%	5%

Transportation	8%	12%

Resource Recovery	3%	3%

County, City & State	1%	2%

Special District	1%	1%

     We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Florida Insured Municipal 2008 Term Trust. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

Robert S. Kapito	Kevin M. Klingert
Vice Chairman and Portfolio Manager	Managing Director and Portfolio Manager

The BlackRock Florida Insured Municipal 2008 Term Trust

Symbol on New York Stock Exchange:	BRF

Initial Offering Date:	September 18, 1992

Closing Share Price as of 12/31/01:	$15.40

Net Asset Value as of 12/31/01:	$16.01

Yield on Closing Share Price as of 12/31/01 ($15.40)[1]:	4.87%

Current Monthly Distribution per Common Share[2]:	$0.0625

Current Annualized Distribution per Common Share[2]:	$0.7500

1Yield on Closing Share Price is calculated by dividing the current annualized distribution per share by the closing share price.
2Distribution is not constant and is subject to change.

Privacy Principles of the Trust

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

The BlackRock Florida Insured Municipal 2008 Term Trust

Portfolio of Investments December 31, 2001

	Principal			Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

			LONG-TERM INVESTMENTS—156.5%
			Florida—155.3%
Aaa	$1,500		Alachua Cnty. Sch. Dist., G.O., 4.25%, 1/01/09, FSA	No Opt. Call	$1,496,325
AAA	1,500		Altamonte Springs Wtr. & Swr. Sys. Rev., 6.00%, 10/01/08, FGIC	10/02 @ 102	1,569,435
AAA	10,000	††	Brevard Cnty. Sch. Brd., C.O.P., Ser. A, 6.375%, 7/01/02, AMBAC	N/A	10,434,900
			Canaveral Port Auth. Impvt. Rev., FGIC,
AAA	2,980		6.00%, 6/01/07	6/02 @ 102	3,082,870
AAA	3,155		6.00%, 6/01/08	6/02 @ 102	3,263,910
AAA	1,000		Dade Cnty. Aviation Rev., Ser. A, 6.00%, 10/01/08, AMBAC	10/05 @ 102	1,083,120
			Dade Cnty. G.O.,
AAA	5,000		Ser. A, Zero Coupon, 2/01/08, MBIA	2/06 @ 92.852	3,789,000
AAA	905		Ser. B, Zero Coupon, 10/01/08, AMBAC	ETM	672,207
AAA	1,095		Ser. B, Zero Coupon, 10/01/08, AMBAC	No Opt. Call	810,355
AAA	5,465	††	Dade Cnty. Sch. Brd., C.O.P., Ser. A, 5.75%, 5/01/04, MBIA	N/A	5,889,303
AAA	2,500		Daytona Beach Wtr. & Swr. Rev., 6.00%, 11/15/09, AMBAC	11/02 @ 102	2,626,500
			Duval Cnty. Sch. Dist. G.O., AMBAC,
AAA	3,015		6.30%, 8/01/06	8/02 @ 102	3,142,233
AAA	9,000		6.30%, 8/01/07	8/02 @ 102	9,379,260
			Escambia Cnty. Utils. Auth. Sys. Rev., FGIC,
AAA	2,450	††	Ser. A, 6.10%, 1/01/03	N/A	2,599,695
AAA	1,595		Ser. B, 6.125%, 1/01/09	No Opt. Call	1,765,139
AAA	4,190		Florida St. Brd. of Ed. Lottery Rev., Ser. A, 5.00%, 7/01/08, FGIC	No Opt. Call	4,390,492
AAA	8,255		Florida St. Brd. of Ed. Wtr. & Swr. Sys. Rev., Pub. Ed., 6.125%, 6/01/08, FGIC	6/02 @ 101	8,490,680
AAA	8,000		Florida St. Div. Bd. Fin. Dept. Gen. Svc. Rev. Dept. Env. Presvtn., 2000-B,
			5.25%, 7/01/10, FSA	7/08 @ 101	8,430,400
			Florida St. Div. Bd. Fin. Dept. Rev., Nat. Res. & Presvtn., 2000-A,
AAA	2,000		5.00%, 7/01/11, AMBAC	7/07 @ 101	2,055,520
AAA	14,500	††	6.25%, 7/01/02, MBIA	N/A	14,977,775
AAA	3,000		Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. D, 6.20%, 10/01/08, AMBAC	10/02 @ 102	3,136,380
			Hillsborough Cnty. Cap. Impvt., FGIC,
AAA	2,630	††	6.25%, 8/01/04	N/A	2,871,434
AAA	1,500	††	6.60%, 8/01/04	N/A	1,650,630
AAA	5,000	††	Hillsborough Cnty. Sch. Brd., C.O.P., 5.875%, 7/01/04, MBIA	N/A	5,448,150
AAA	10,000		Hillsborough Cnty. Util. Rev., Jr. Lien, 4.50%, 8/01/08, AMBAC	No Opt. Call	10,198,400
			Indian Trace Cmnty. Dev. Dist., Wtr. Mgmt. Spec. Benefit, Ser. A, MBIA,
AAA	3,000		5.625%, 5/01/08	5/05 @ 102	3,209,580
AAA	2,910		5.75%, 5/01/09	5/05 @ 102	3,113,205
AAA	4,000		Jacksonville Elec. Auth. Rev., 5.75%, 10/01/12, AMBAC	10/02 @ 101	4,123,200
AAA	5,000		Jacksonville, G.O., Ser. A, 5.50%, 10/01/12, AMBAC	10/02 @ 102	5,202,550
AAA	2,000		Jacksonville Sales Tax Rev., 4.10%, 10/01/08, AMBAC	No Opt. Call	1,993,900
AAA	2,000		Lakeland Elec. & Wtr. Rev., Jr. Sub. Lien, 5.90%, 10/01/08, FSA	No Opt. Call	2,200,120
AAA	9,850	††	Lakeland Hosp. Sys. Rev., Regl. Med. Care Ctr. Proj., Ser. B, 6.10%, 11/15/02, FGIC .	N/A	10,429,081
AAA	1,100		Lakeland Wastewtr. Impvt. Rev., 5.50%, 10/01/08, MBIA	10/02 @ 102	1,144,737
AAA	4,500		Lee Cnty. Arpt. Rev., Ser. A, 5.50%, 10/01/10, AMBAC	10/02 @ 100	4,588,020
AAA	1,000	††	Marion Cnty. Hosp. Dist. Rev., Munroe Regl. Med. Ctr., 6.20%, 10/01/02, FGIC	N/A	1,054,060
AAA	3,750		Melbourne Wtr. & Swr. Rev., Ser. C, 6.25%, 10/01/08, FGIC	10/02 @ 102	3,930,450
AAA	11,000	††	Miami Beach Hlth. Fac. Auth. Hosp. Rev., Mt. Sinai Med. Ctr. Proj.,
			6.25%, 11/15/02, FSA	N/A	11,660,770
AAA	2,000		Miami Dade Cnty. Edl. Fac. Rev., Ser. A, 4.875%, 4/01/09, AMBAC	No Opt. Call	2,072,060
AAA	4,775		Miami Dade Cnty. Sch. Brd., C.O.P, Ser. C, 5.25%, 8/01/11, FSA	8/08 @ 101	5,011,935
			Miami, G.O., FGIC,
AAA	1,345		5.90%, 12/01/08	No Opt. Call	1,480,832
AAA	1,000		6.00%, 12/01/09	No Opt. Call	1,110,240

See Notes to Financial Statements.

	Principal			Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

AAA	$1,000		Orange Cnty. Pub. Svc. Tax, 5.70%, 10/01/08, FGIC	10/05 @ 102	$1,076,440
			Orange Cnty. Tourist Dev. Tax Rev., Ser. A, MBIA,
AAA	1,005		5.85%, 10/01/08	ETM	1,110,103
AAA	495		5.85%, 10/01/08	No Opt. Call	541,565
AAA	2,000		Osceola Cnty. Trans. Rev., Osceola Pkwy. Proj., 5.95%, 4/01/08, MBIA	4/02 @ 102	2,054,340
AAA	3,100	††	Palm Bay Util. Rev., Ser. B, 6.10%, 10/01/02, MBIA	N/A	3,265,292
AAA	7,085		Pasco Cnty. Solid Wst. Disp. & Res. Rec. Sys. Rev., 6.00%, 4/01/09, FGIC	4/02 @ 102	7,287,418
AAA	11,000		Pasco Cnty. Wtr. & Swr. Rev., Ser. A, 6.00%, 10/01/09, FGIC	10/02 @ 102	11,509,190
AAA	1,000	††	Seminole Cnty. Sch. Brd., C.O.P., Ser. A, 5.90%, 7/01/04, MBIA	N/A	1,091,500
AAA	2,000		Seminole Cnty. Wtr. & Swr. Rev., 6.00%, 10/01/09, MBIA	No Opt. Call	2,216,440
			Tampa Wtr. & Swr. Rev., Ser. A, FGIC,
AAA	1,405	††	6.25%, 10/01/02	N/A	1,467,565
AAA	1,095		6.25%, 10/01/12	10/02 @ 101	1,136,927
AAA	1,370		Village Ctr. Cmnty. Dev. Dist. Rec. Rev., Ser. A, 5.50%, 11/01/08, MBIA	No Opt. Call	1,476,312
AAA	4,065		Volusia Cnty. Edl. Fac. Auth. Rev., Embry-Riddle Aeronautical Univ.,
			6.50%, 10/15/08, CONNIE LEE	10/02 @ 102	4,274,348
Aaa	2,370		Volusia Cnty. Sales Tax Rev., Ser. B, 4.00%, 10/01/08, MBIA	No Opt. Call	2,348,954

					216,435,247

			Puerto Rico—1.2%
AAA	1,500		Puerto Rico Mun. Fin. Agcy., Ser. A, 5.625%, 8/01/10, FSA	8/09 @ 101	1,648,530

			Total Long-Term Investments (cost $206,491,217)		218,083,777

			SHORT-TERM INVESTMENTS—1.7%**
			Florida—1.2%
A-1+	1,700		Collier Cnty. Hlth. Fac. Auth. Hosp. Rev., Cleveland Clinic Hlth. Sys.,
			1.85%, 1/02/02, FRDD	N/A	1,700,000

			New York—0.5%
A-1+	600		New York City, G.O., Ser. A-10, 1.75%, 1/02/02, FRDD	N/A	600,000
A-1+	100		New York City Mun. Wtr. Fin. Auth. Rev., 1.80%, 1/02/02, FRDD	N/A	100,000

					700,000

			Total Short-Term Investments (cost $2,400,000)		2,400,000

			Total Investments—158.2% (cost $208,891,217)		220,483,777
			Other assets in excess of liabilities—2.2%		3,033,589
			Liquidation value of preferred stock—(60.4)%		(84,150,000)

			Net Assets Applicable to Common Shareholders—100%		$139,367,366

*	Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.
**	For purposes of amortized cost valuation, the maturity dates of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
†	Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
††	This bond is prerefunded. See glossary for definition.
KEY TO ABBREVIATIONS
AMBAC — American Municipal Bond Assurance Corporation	FRDD	— Floating Rate Daily Demand
C.O.P.— Certificate of Participation	FSA	— Financial Security Assurance
CONNIE LEE — College Construction Loan Insurance Association	G.O.	— General Obligation
ETM — Escrowed to Maturity	MBIA	— Municipal Bond Insurance Association
FGIC — Financial Guaranty Insurance Company

See Notes to Financial Statements.

The BlackRock Florida Insured Municipal 2008 Term Trust

Statement of Assets and Liabilities

December 31, 2001

Assets
Investments, at value (cost $208,891,217) (Note 1)	$220,483,777
Cash	533,036
Interest receivable	3,584,551
Other assets	27,691

224,629,055

Liabilities
Dividends payable—common shares	888,454
Dividends payable—preferred shares	3,693
Investment advisory fee payable (Note 2)	64,576
Administration fee payable (Note 2)	19,054
Deferred trustees fees (Note 1)	15,521
Other accrued expenses	120,391

1,111,689

Net Investment Assets	$223,517,366

Net investment assets were comprised of:
Common shares of beneficial interest:
Par value (Note 4)	$87,071
Paid-in capital in excess of par	120,583,337
Preferred shares of beneficial interest (Note 4)	84,150,000

204,820,408
Undistributed net investment income (Note 1)	7,104,398
Net unrealized appreciation (Note 1)	11,592,560

Net investment assets, December 31, 2001	$223,517,366

Net assets applicable to common shareholders	$139,367,366

Net asset value per common share of
beneficial interest: ($139,367,366 ÷ 8,707,093
common shares of beneficial interest
issued and outstanding)	$16.01

The BlackRock Florida Insured Municipal 2008 Term Trust

Statement of Operations

Year Ended December 31, 2001

Net Investment Income
Income
Interest (Note 1)	$12,391,438

Expenses
Investment advisory	784,584
Administration	224,770
Auction agent	223,716
Custodian	64,366
Reports to shareholders	50,473
Trustees	45,931
Independent accountants	33,818
Registration	23,750
Transfer agent	22,196
Legal	18,795
Miscellaneous	74,526

Total expenses	1,566,925
Less fees paid indirectly (Note 2)	(23,195)

Net expenses	1,543,730

Net investment income	10,847,708

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investments	588,052
Net change in unrealized appreciation
on investments	(977,970)

Net loss on investments	(389,918)

Net Increase in Net Investment
Assets Resulting from Operations	$10,457,790

See Notes to Financial Statements.

The BlackRock Florida Insured Municipal 2008 Term Trust

Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2001	2000

Increase (Decrease) in Net Investment Assets
Operations:
Net investment income	$10,847,708	$10,759,720
Net realized gain on investments	588,052	—
Net change in unrealized appreciation on investments	(977,970)	2,445,405

Net increase in net investment assets resulting from operations	10,457,790	13,205,125

Dividends and distributions:
To common shareholders from net investment income	(6,530,101)	(7,020,135)
To common shareholders from net realized gain on investments	(344,261)	—
To preferred shareholders from net investment income	(2,165,555)	(3,240,683)
To preferred shareholders from net realized gain on investments	(130,062)	—

Total dividends and distributions	(9,169,979)	(10,260,818)

Capital Stock Transactions:
Net proceeds from additional issuance of preferred shares	—	17,663,709
Unused offering costs relating to issuance of preferred shares	162,147	—

Total increase	1,449,958	20,608,016

Net Investment Assets
Beginning of year	222,067,408	201,459,392

End of year (including undistributed net investment income of
$7,104,398 and $4,740,727, respectively)	$223,517,366	$222,067,408

See Notes to Financial Statements.

The BlackRock Florida Insured Municipal 2008 Term Trust

Financial Highlights

	Year Ended December 31,

	2001	2000	1999	1998	1997

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the year[1]	$15.84	$15.56	$16.51	$16.35	$15.78

Investment operations:
Net investment income[2]	1.25	1.24	1.17	1.18	1.17
Net realized and unrealized gain (loss) on investments[2]	(0.04)	0.28	(1.02)	0.08	0.52

Net increase from investment operations	1.21	1.52	0.15	1.26	1.69

Dividends and distributions:
Dividends from net investment income to:
Common shareholders	(0.75)	(0.81)	(0.86)	(0.86)	(0.86)
Preferred shareholders	(0.25)	(0.37)	(0.24)	(0.24)	(0.26)
Dividends from net realized gain on investments to:
Common shareholders	(0.04)	—	—	—	—
Preferred shareholders	(0.01)	—	—	—	—

Total dividends and distributions	(1.05)	(1.18)	(1.10)	(1.10)	(1.12)

Capital charge with respect to issuance of preferred shares	0.01	(0.06)	—	—	—

Net asset value, end of year[1]	$16.01	$15.84	$15.56	$16.51	$16.35

Market value, end of year[1]	$15.40	$14.00	$14.13	$16.81	$16.06

TOTAL INVESTMENT RETURN[3]	15.90%	4.96%	(11.12)%	10.32%	12.25%

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:[4]
Expenses	1.10%	1.14%	0.99%	0.93%	0.97%
Net investment income before preferred shares dividends[2]	7.75%	7.94%	7.25%	7.17%	7.33%
Preferred shares dividends	1.55%	2.39%	1.50%	1.48%	1.65%
Net investment income available to common shareholders[2]	6.20%	5.55%	5.75%	5.69%	5.68%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$140,004	$135,492	$140,225	$142,817	$138,890
Portfolio turnover	7%	0%	3%	0%	0%
Net assets of common shareholders, end of year (000)	$139,367	$137,917	$135,459	$143,769	$142,343
Preferred shares outstanding (000)	$84,150	$84,150	$66,000	$66,000	$66,000
Asset coverage per preferred share, end of year	$66,406	$65,982	$76,312	$79,460	$78,939
[1]Net asset value and market value are published in Barron’s on Saturday and The Wall Street Journal on Monday.
2As required, January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and
amortizing market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust.
reclass of this change for the year ended December 31, 2001, to the net investment income from net realized and unrealized gain (loss)
investments was $0.008 per common share. The ratio of net investment income to average net assets on common shares increased from 6.
to 6.20%, and net investment income before preferred share dividends to average net assets on common shares increased from 7.72% to 7.
Per share, ratios and supplemental data for prior years have not been restated to reflect this change.
[3]Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
[4]Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net of common shareholders.
The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust’s common shares.

See Notes to Financial Statements.

The BlackRock Florida Insured Municipal 2008 Term Trust

Notes to Financial Statements

Note 1. Organization & Accounting Policies

The BlackRock Florida Insured Municipal 2008 Term Trust (the “Trust”) was organized in Massachusetts on August 7, 1992 as a non-diversified closed-end management investment company. The Trust’s investment objectives are to provide current income exempt from regular Federal income tax and Florida intangible personal property taxes and to return $15 per share to investors on or about December 31, 2008. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust’s investment objectives will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on the accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

Federal Income Taxes: It is the Trust’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease undistributed net investment income and decrease accumulated net realized loss by $27,551 as a result of differences between financial reporting and tax accounting.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Compensation Plan: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

New Accounting Policies: As required, effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. Prior to January 1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $239,170 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001. The Statements of Changes in Net Investment Assets and the Financial Highlights of the Trust for prior years have not been restated to reflect this change.

     The effect of this change for the year ended December 31, 2001, was to increase net investment income by $43,192; decrease net unrealized appreciation by $15,652 and decrease net realized gains by $27,540.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the “Advisor”), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the “Administrator”), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust’s average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust’s average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

     Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended December 31, 2001 were $23,195.

Note 3. Portfolio Securities

Purchases and sales of investments, other than short term investments, for the year ended December 31, 2001 aggregated $15,969,892 and $15,350,000, respectively.

     The Federal income tax basis of the Trust’s investments at December 31, 2001 was $208,636,395, and accordingly, net unrealized appreciation was $11,847,382 (gross unrealized appreciation—$11,868,453, gross unrealized depreciation—$21,071).

Note 4. Capital

There are 200 million shares of $.01 par value of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares. Of the 8,707,093 common shares outstanding at December 31, 2001, the Advisor owned 7,093 shares. As of December 31, 2001, there were 3,366 Series R7 preferred shares outstanding, which includes 726 shares issued on March 10, 2000.

     On March 10, 2000, the Trust reclassified 726 common shares and issued an additional 726 shares of Series R7 preferred shares. The additional shares issued have identical rights and features of the existing Series R7 preferred shares. Offering costs of $142,644 and underwriting discounts of $181,500 have been charged to paid-in capital in excess of par of the common shares.

     Dividends on Series R7 shares are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 0.15% to 4.05% during the year ended December 31, 2001.

     The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust’s Trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust’s subclassifica-tion as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 2001, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.0625 per common share payable February 1, 2002 to shareholders of record on January 15, 2002.

     For the period January 1, 2002 to January 31, 2002 dividends declared on preferred shares totaled $77,649 in aggregate for the outstanding preferred share series.

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

REPORT OF INDEPENDENT AUDITORS

The Shareholders and Trustees of

The BlackRock Florida Insured Municipal 2008 Term Trust:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Florida Insured Municipal 2008 Term Trust, (the “Trust”) as of December 31, 2001, and the related statement of operations for the year then ended, and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Florida Insured Municipal 2008 Term Trust as of December 31, 2001, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 8, 2002

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

TAX INFORMATION

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust’s tax year end as to the exempt interest dividends received by you during such tax year. Accordingly, all dividends paid by the Trust during the Federally tax-exempt, except the following:

Long-Term
Capital Gains
Per Share*

Common Stock	$0.039538
Preferred Stock	$38.64
*The percentage of long-term capital gains that qualify as five-year gains is 100%.

     For purposes of preparing your Federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the “Plan Agent”) in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere for the participants’ accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days’ written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

ADDITIONAL INFORMATION

     There have been no material changes in the Trust’s investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock’s website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock’s website into this report.

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

TRUSTEE INFORMATION

Independent Trustees

Name, address, age	Andrew F. Brimmer	Richard E. Cavanagh		Kent Dixon	Frank J. Fabozzi
	P.O. Box 4546	P.O. Box 4546		P.O. Box 4546	P.O. Box 4546
	New York, NY 10163-4546	New York, NY 10163-4546		New York, NY 10163-4546	New York, NY 10163-4546
	Age: 75	Age: 55		Age: 64	Age: 53

Current positions held
with the Funds	Lead Trustee	Trustee		Trustee	Trustee

Term of office and length	3 years2 / since	3 years2 / since		3 years2 / since	3 years2 / since
of time served	inception[3]	8/11/94		inception[3]	inception[3]

Principal occupations	President of Brimmer &	President and Chief Executive Officer		Consultant/Investor. Former	Consultant. Editor of
during the past five years	Company, Inc., a Washington,	of The Conference Board, Inc., a		President and Chief Executive	THE JOURNAL OF
	D.C.-based economic and	leading global business membership		Officer of Empire Federal	PORTFOLIO MANAGE-
	financial consulting firm.	organization, from 1995-present.		Savings Bank of America and	MENT and Adjunct
		Former Executive Dean of the John		Banc PLUS Savings Associa-	Professor of Finance
		F. Kennedy School of Government		tion, former Chairman of the	at the School of
		at Harvard University from 1988-1995.		Board, President and Chief	Management at Yale
		Acting Director, Harvard Center for		Executive Officer of Northeast	University. Author and
		Business and Government (1991-1993).		Savings.	editor of several books
		Formerly Partner (principal) of			on fixed income portfolio
		McKinsey & Company, Inc. (1980-			management. Visiting
		1988). Former Executive Director of			Professor of Finance and
		Federal Cash Management, White			Accounting at the Sloan
		House Office of Management and			School of Management,
		Budget (1977-1979). Co-author, THE			Massachusetts Institute
		WINNING PERFORMANCE (best			of Technology from
		selling management book published in			1986 to August 1992.
13 national editions).

Number of portfolios over-
seen within the fund complex	29[4]	29	[4]	29[4]	29[4]

Other Directorships held	Director of CarrAmerica Realty	Trustee Emeritus, Wesleyan University,		Former Director of ISFA (the	Director, Guardian
outside of the fund complex	Corporation and Borg-Warner Auto-	Trustee: Drucker Foundation, Airplanes		owner of INVEST, a national	Mutual Funds Group.
	motive. Formerly member of the	Group, Aircraft Finance Trust (AFT) and		securities brokerage service
	Board of Governors of the Federal	Educational Testing Service (ETS).		designed for banks and thrift
	Reserve System. Formerly Director of	Director, Arch Chemicals, Fremont		institutions).
	AirBorne Express, BankAmerica	Group and The Guardian Life Insurance
	Corporation (Bank of America),	Company of America.
Bell South Corporation, College Re-
tirement Equities Fund (Trustee),
Commodity Exchange, Inc. (Public
Governor), Connecticut Mutual Life
Insurance Company, E.I. Dupont de
Nemours & Company, Equitable Life
Assurance Society of the United
States, Gannett Company, Mercedes-
Benz of North America, MNC Financial
Corporation (American Security Bank),
NMC Capital Management, Navistar
International Corporation, PHH Corp.
and UAL Corporation (United Airlines).

For “Interested Trustee”

Relationships, events or
transactions by reason of
which the trustee is an
interested person as defined in
Section 2(a)(19)(1940 Act)

[1] Interested Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.
[2] The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three year term concurrent with the class from which he is
[3] Commencement of investment operations 9/28/1992.
[4] The fund complex currently consists of 29 separate closed-end funds, each with one investment portfolio.

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

TRUSTEE INFORMATION

Independent Trustees (continued)			Interested Trustees[1]

James Clayburn La Force, Jr.	Walter F. Mondale		Laurence D. Fink[1]	Ralph L. Schlosstein[1]
P.O. Box 4546	P.O. Box 4546		345 Park Avenue	345 Park Avenue
New York, NY 10163-4546	New York, NY 10163-4546		New York, NY 10154	New York, NY 10154
Age: 73	Age: 74		Age: 49	Age: 51

Trustee	Trustee		Chairman of the Board	President and Trustee

3 years2 / since	3 years2 / since inception to		3 years2 / since inception[3]	3 years2 / since inception[3]
inception[3]	8/12/93[3] and 4/15/97 to present

Dean Emeritus of The John E.	Partner, Dorsey & Whitney,		Chairman and Chief Executive Officer of	Director since 1999 and President of
Anderson Graduate School of	a law firm (December		BlackRock, Inc. since its formation in 1998	BlackRock, Inc. since its formation in 1998
Management, University of	1996-present, September		and of BlackRock, Inc.’s predecessor	and of BlackRock, Inc.’s predecessor
California since July 1, 1993.	1987-August 1993).		entities since 1988. Chairman of the	entities since 1988. Member of the
Acting Dean of The School of	Formerly U.S. Ambassador		Management Committee. Formerly,	Management Committee and Investment
Business, Hong Kong University	to Japan (1993-1996).		Managing Director of the First Boston	Strategy Group of BlackRock, Inc.
of Science and Technology	Formerly Vice President of		Corporation, Member of its Management	Formerly, Managing Director of Lehman
1990-1993. From 1978 to Sep-	the United States, U.S.		Committee, Co-head of its Taxable Fixed	Brothers, Inc. and Co-head of its Mortgage
tember 1993, Dean of The John	Senator and Attorney		Income Division and Head of its Mortgage	and Savings Institutions Group. Currently,
E. Anderson Graduate School	General of the State of		and Real Estate Products Group. Currently,	President and Director of each of the
of Management, University of	Minnesota. 1984		Chairman of the Board of each of the	closed-end Trusts in which BlackRock
California.	Democratic Nominee for		closed-end Trusts in which BlackRock	Advisors, Inc. acts as investment advisor.
	President of the United		Advisors, Inc. acts as investment advisor.
States.

29[4]	29	[4]	29[4]	29[4]

Director, Jacobs Engineering	Director, Northwest Airlines		President, Treasurer and a Trustee of the	Chairman and President of the BlackRock
Group, Inc., Payden & Rygel	Corp., UnitedHealth Group.		BlackRock Funds, Chairman of the Board and	Provident Institutional Funds and Director
Investment Trust, Provident			Director of Anthracite Capital, Inc., a Director	of several of BlackRock’s alternative
Investment Counsel Funds,			of BlackRock’s offshore funds and several of	investment vehicles. Currently, a Member of
Timken Company, and Trust for			BlackRock’s alternative investment vehicles	the Visiting Board of Overseers of the John F.
Investment Managers.			and Chairman of the Board of Nomura	Kennedy School of Government at Harvard
			BlackRock Asset Management Co., Ltd.	University, the Financial Institutions
			Currently, Co-Chairman of the Board of	Center Board of the Wharton School of the
			Trustees of Mount Sinai-New York University	University of Pennsylvania, a Trustee of Trinity
			Medical Center and Health System and a	School in New York City and a Trustee of New
			Member of the Board of Phoenix House.	Visions for Public Education in New York City.
Formerly, a Director of Pulte Corporation and
a Member of Fannie Mae’s Advisory Council.

			Chairman and Chief Executive Officer of	Director and President of the Advisor.
the Advisor.

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

INVESTMENT SUMMARY

The Trust’s Investment Objective

The BlackRock Florida Insured Municipal 2008 Term Trust’s investment objectives are to provide current income exempt from regular Federal income tax and Florida intangible personal property taxes and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

Who Manages the Trust?

BlackRock Advisors, Inc. (the “Advisor”) manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name. Clients are served from BlackRock’s headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Boston, Edinburgh, Tokyo, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

What Can The Trust Invest In?

The Trust intends to invest at least 80% of its total assets in Florida municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured Florida municipal obligations which are rated Aaa by Moody’s or AAA by S&P, or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

What is the Advisor’s Investment Strategy?

The Advisor will seek to meet the Trust’s investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) on or about December 31, 2008. The Advisor will implement a strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust’s termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of Florida municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from Federal income tax and Florida intangible personal tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust’s maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust’s primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust’s income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

How Are the Trust’s Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust’s common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder’s name, dividends may be reinvested in additional shares of the Trust through the Trust’s transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in the Trust

The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising rate environment. The Advisor’s portfolio managers continuously monitor and regularly review the Trust’s use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to the Trust

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objectives. Although the objectives of the Trust are to provide current income exempt from regular Federal income tax and Florida intangible personal property taxes, and to return $15 per share to investors on or about December 31, 2008, there can be no assurance that these objectives will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust’s assets.

Leverage. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust’s net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRF) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust’s business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Municipal Obligations. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject altenative minimum tax.

THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

GLOSSARY

Closed-End Fund: Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount: When a Trust’s net asset value is greater than its market price the Trust is said to be trading at a discount.

Dividend: Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment: Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of a Trust.

Market Price: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV): Net asset value is the total market value of all securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in Barron’s on Saturday and The Wall Street Journal on Monday.

Premium: When a Trust’s market price is greater than its net asset value, the Trust is said to be trading at a premium.

Prerefunded Bonds: These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

BLACKROCK ADVISORS, INC.

SUMMARY OF CLOSED-END FUNDS

Taxable Trusts

	Stock	Maturity
Perpetual Trusts	Symbol	Date

The BlackRock Income Trust Inc.	BKT	N/A
The BlackRock North American Government Income Trust Inc.	BNA	N/A
The BlackRock High Yield Trust	BHY	N/A
BlackRock Core Bond Trust	BHK	N/A
Term Trusts
The BlackRock Strategic Term Trust Inc.	BGT	12/02
The BlackRock Investment Quality Term Trust Inc.	BQT	12/04
The BlackRock Advantage Term Trust Inc.	BAT	12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.	BCT	12/09

Tax-Exempt Trusts

	Stock	Maturity
Perpetual Trusts	Symbol	Date

The BlackRock Investment Quality Municipal Trust Inc.	BKN	N/A
The BlackRock California Investment Quality Municipal Trust Inc.	RAA	N/A
The BlackRock Florida Investment Quality Municipal Trust	RFA	N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.	RNJ	N/A
The BlackRock New York Investment Quality Municipal Trust Inc.	RNY	N/A
The BlackRock Pennsylvania Strategic Municipal Trust	BPS	N/A
The BlackRock Strategic Municipal Trust Inc.	BSD	N/A
BlackRock California Municipal Income Trust	BFZ	N/A
BlackRock Municipal Income Trust	BFK	N/A
BlackRock New York Municipal Income Trust	BNY	N/A
BlackRock New Jersey Municipal Income Trust	BNJ	N/A
BlackRock Florida Municipal Income Trust	BBF	N/A
Term Trusts
The BlackRock Municipal Target Term Trust Inc.	BMN	12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.	BRM	12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.	BFC	12/08
The BlackRock Florida Insured Municipal 2008 Term Trust	BRF	12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.	BLN	12/08
The BlackRock Insured Municipal Term Trust Inc.	BMT	12/10
BlackRock California Municipal 2018 Term Trust	BJZ	12/18
BlackRock New York Municipal 2018 Term Trust	BLH	12/18
BlackRock Municipal 2018 Term Trust	BPK	12/18

If you would like further information please call BlackRock at (800) 227-7BFM (7236) or consult with your financial advisor.

Trustees
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
Officers
Ralph L. Schlosstein, President
Robert S. Kapito, Vice President
Kevin M. Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary
Investment Advisor
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM
Administrator
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM
Auction Agent
Deutsche Bank
4 Albany Street
New York, NY 10006
Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Legal Counsel – Independent Trustees
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022
This report is for shareholder information. This is not
a prospectus intended for use in the purchase or sale of
Trust shares.
Statements and other information contained in this
report are as dated and are subject to change.
The BlackRock Florida Insured
Municipal 2008 Term Trust
c/o Princeton Administrators, L.P.
P.O. Box 9095, Princeton, NJ 08543-9095
(800) 543-6217

09247H-10-6

09247H-20-5

Printed on recycled paper